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                                                                    Exhibit 99.2



                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying Quarterly Report of Laserscope on Form 10-Q for the nine months ended September 30, 2002, I, Dennis LaLumandiere, Vice President, Finance and Chief Financial Officer of Laserscope, hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) such Quarterly Report on Form 10-Q for the nine months ended September 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;
               and
        (2) the information contained in such Quarterly Report on Form 10-Q for the nine months ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Laserscope.



Date:  November 13, 2002               By:   /s/  Dennis LaLumandiere
                                           -------------------------------------
                                           Dennis LaLumandiere
                                           Vice President, Finance and
                                           Chief Financial Officer